EXHIBIT 21

PEPSICO, INC. SUBSIDIARIES

NAME OF ENTITY	JURISDICTION

Ahmedabad Advertising and Marketing Consultants Private Limited	India

Alegro Internacional, S. de R.L. de C.V.	Mexico

Alimentos Quaker Oats y Compania Limitada	Guatemala

Alimesa S.A.	Argentina

Alpac Corporation	United States

Anderson Hill Insurance Limited	Bermuda

Aradhana Carbonated Beverages Private Limited	India

Aradhana Convenience Foods Private Limited	India

Aradhana Drinks and Beverages Private Limited	India

Aradhana Foods and Juices Private Limited	India

Aradhana Snack Food Company Pvt. Ltd.	India

Aradhana Soft Drinks Company Pvt. Ltd.	India

BAESA Capital Corporation Ltd.	Cayman Islands

BAESA Shareholders Associates	United States

Balwerk VI - Consultadoria Economica E Participacoes, Sociedade Unipessoal Lda.	Portugal

Beaman Bottling Company	United States

Bebidas Purificadas del Centro, S.A. de C.V.	Mexico

Beech Limited	Cayman Islands

Beijing Pepsi-Cola Beverage Company Limited	China

Bell Taco Funding Syndicate	Australia

Beverage Services Limited	Bermuda

Beverage Services, Inc.	United States

Beverages, Foods & Service Industries, Inc.	United States

Blaue NC, S. de R.L. de C.V.	Mexico

Bluebird Foods Limited	New Zealand

Bluejay Holdings LLC	United States

Boquitas Fiestas, LLC	United States

Border Properties, Inc.	United States

Bosso Holdings, LLC	United States

Brading Holding S.a r.l.	Luxembourg

Bramshaw	Ireland

Breckinridge, Inc.	United States

BUG de Mexico, S.A. de C.V.	Mexico

BUG Holdings S. de R.L. de C.V.	Mexico

Cane Investments S.a.r.l.	Luxembourg

Capital Services Associates	Netherlands Antilles

Caroni Investments, LLC	United States

Changchun Pepsi-Cola Beverage Company Limited	China

Changsha Pepsi-Cola Beverage Company Limited	China

Chengdu PepsiCo Beverage Company Limited	China

China Bottlers (Hong Kong) Limited	Hong Kong

China Concentrate Holdings (Hong Kong) Limited	Hong Kong

Chipiga, S. de R.L. de C.V	Mexico

Chipsy for Food Industries SAE	Egypt

Chipsy International SAE	Egypt

Chongqing Pepsi-Tianfu Beverage Company Limited	China

PEPSICO, INC. SUBSIDIARIES

NAME OF ENTITY	JURISDICTION

CMC Investment Company	Bermuda

Concentrate Manufacturing (Singapore) Pte. Ltd.	Singapore

Copella Fruit Juices Limited	United Kingdom

Copper Beech International, LLC	United States

Corina Snacks Limited	Cyprus

Corporativo Internacional Mexicano, S. de R.L. de C.V.	Mexico

Dark Green Australia Pty Limited	Australia

Davlyn Realty Corporation	United States

Defosto Holdings Limited	Cyprus

Desarrollo Inmobiliario Gamesa, S. de R.L. de C.V.	Mexico

Donon Holdings Limited	Cyprus

Doritos Australia One Pty Limited	Australia

Doritos Australia Two Pty Limited	Australia

Dorset Properties Limited	Cyprus

Duingras Holding B.V.	Netherlands

Duo Juice Company	United States

Duo Juice Company BV	Netherlands

Dutch Snacks Holding, S.A. de C.V.	Mexico

Duyvis B.V.	Netherlands

Duyvis Production B.V.	Netherlands

Elaboradora Argentina de Cereales, S.R.L.	Argentina

Equipos Y Deportes Exclusivos, S.A. De C.V.	Mexico

Eridanus Investments S.a.r.l.	Luxembourg

Euro Juice G.m.b.H. Import and Vertrieb	Germany

Evercrisp Snack Productos de Chile S.A.	Chile

Fabrica de Productos Rene LLC	United States

Far East Bottlers (Hong Kong) Limited	Hong Kong

Farm Produce Proprietary Limited	Australia

Fester Industria Alimenticia Ltda.	Brazil

FL Transportation, Inc.	United States

FLI Andean, LLC	United States

FLI Colombia, LLC	United States

FLI Snacks Andean GP, LLC	United States

FLRC, Inc.	United States

Food Production Company Marbo Product d.o.o. Belgrade	(Serbia and Montenegro)

Frito Lay (Hungary) Trading and Manufacturing Limited Liability Company	Hungary

Frito Lay de Guatemala, Sociedad de Responsabilidad Limitada	Guatemala

Frito Lay Sp. zo.o.	Poland

Frito-Lay Australia Holdings Pty Ltd.	Australia

Frito-Lay de Venezuela, C.A.	Venezuela

Frito-Lay Dip Company, Inc.	United States

Frito-Lay Dominicana S.A.	Dominican Republic

Frito-Lay Gida Sanayi Ve Ticaret A.S.	Turkey

Frito-Lay Global Investments B.V.	Netherlands

Frito-Lay Holdings C.V.	Netherlands

Frito-Lay Investments B.V.	Netherlands

Frito-Lay Manufacturing OOO	Russian Federation

PEPSICO, INC. SUBSIDIARIES

NAME OF ENTITY	JURISDICTION

Frito-Lay Netherlands Holding B.V.	Netherlands

Frito-Lay North America, Inc.	United States

Frito-Lay Poland Sp.z.o.o.	Poland

Frito-Lay RFLS Holdings, Inc.	United States

Frito-Lay Sales, Inc.	United States

Frito-Lay Trading Company (Europe) GmbH	Switzerland

Frito-Lay Trading Company (Poland) GmbH	Switzerland

Frito-Lay Trading Company Gmbh	Switzerland

Frito-Lay Trinidad Unlimited	Trinidad and Tobago

Frito-Lay, Inc.	United States

Froooties Limited	United Kingdom

Fundacion Frito Lay de Guatemala	Guatemala

Fundacion Gamesa Quaker, A.C.	Mexico

Fundacion PepsiCo de Argentina	Argentina

Fundación Sabritas, A.C.	Mexico

Gambrinus Investments Limited	Cayman Islands

Gamesa LLC	United States

Gamesa, S. de R.L. de C.V.	Mexico

Gas Natural de Merida, S. A. de C. V.	Mexico

Gatorade de Mexico, S.de R.L. de C.V.	Mexico

Gatorade Limited	United Kingdom

Gatorade Puerto Rico Company	United States

Global PepsiCo Luxembourg Holdings S.a.r.l.	Luxembourg

Golden Grain Company	United States

Goldfinch Holdings LLC	United States

Green Hemlock International, LLC	United States

Greenville Holding Corp.	United States

Grupo Gamesa, S. de R.L. de C.V.	Mexico

Grupo Sabritas, S. de R.L. de C.V.	Mexico

Guangzhou Pepsi-Cola Beverage Company Limited	China

Hangzhou Pepsi-Cola Beverage Company Limited	China

Harbin Pepsi-Cola Beverages Company Limited	China

Harinera Monterrey, S.A. de C.V.	Mexico

Heathland, LP	United States

Hillbrook Insurance Company, Inc.	United States

Homefinding Company of Texas	United States

Icaria Invest S.a.r.l.	Luxembourg

Importadora Gator, S. de R.L. de C.V.	Mexico

Inmobiliaria Interamericana, S.A. De C.V.	Mexico

Integrated Beverage Services (Bangladesh) Ltd.	Bangladesh

International Bottlers Almaty Ltd	Kazakhstan

International Dairy & Juice (Dubai) Limited	United Arab Emirates

International Dairy & Juice Limited	Bermuda

International Kas AG	Liechtenstein

International Refreshments Co. Ltd.	Saudi Arabia

Inversiones PFI Chile Limitada	Chile

IZZE Beverage Co.	United States

PEPSICO, INC. SUBSIDIARIES

NAME OF ENTITY	JURISDICTION

Japan Frito-Lay Ltd.	Japan

Jinan Pepsi-Cola Beverage Company Limited	China

Jordan Ice & Aerated Water Ltd.	Jordan

Jungla Mar del Sur	Costa Rica

KRJ Holdings, S. de R.L. de C.V.	Mexico

Kunming Pepsi-Cola Beverage Company Limited	China

Lanzhou Pepsi Cola Beverage Company Limited	China

Large Investments S.a.r.l.	Luxembourg

Larragana Holding de Espana, S.L.	Spain

Larragana Holdings 1, LLC	United States

Larragana Holdings 2, LLC	United States

Larragana Holdings 3, LLC	United States

Larragana Holdings 4, LLC	United States

Larragana Holdings 5, LLC	United States

Larragana, S.L.	Spain

Latin American Beverages, S. de R.L. de C.V.	Mexico

Latin American Snack Foods ApS	Denmark

Latin Foods International, LLC	United States

Latvian Snacks	Latvia

Lebedyansky Experimental Cannery Open Joint Stock Company	Russian Federation

Lebedyansky Holdings Limited Liability Company	Russian Federation

L’Igloo S.A.	France

Linkbay Limited	Cyprus

Lithuanian Snacks Ltd.	Lithuania

Long Bay, Inc.	United States

Looza NV	Belgium

Lotta Good, LLC	United States

Maizoro, S. de R.L. de C.V.	Mexico

Malpensa - Consultadoria e Servicos, Sociedade Unipessoal. Lda.	Portugal

Marbo d.o.o. Laktasi	Bosnia and Herzegovina

Marbo Produkt d.o.o.	Croatia

Matudis - Comercio de Produtos Alimentares, Limitada	Portugal

Matutano-Sociedade de Produtos Alimentares, Unipessoal, Lda.	Portugal

Meadowlark Holdings LLC	United States

Midland Bottling Co.	United States

Mountainview Insurance Company, Inc.	United States

Naked Juice Co.	United States

Naked Juice Co. of Glendora, Inc.	United States

Nanchang Pepsi-Cola Beverage Company Limited	China

Nanjing Pepsi-Cola Beverage Company Limited	China

NCJV, Inc.	United States

New Century Beverage Company	United States

New Frito-Lay, Inc.	United States

New Generation Beverages Pty Limited	Australia

Noble Leasing LLC	United States

P.B.I. Fruit Juice Company BVBA	Belgium

Panagarh Marketing Private Limited	India

PEPSICO, INC. SUBSIDIARIES

NAME OF ENTITY	JURISDICTION

Papas Chips	Uruguay

Pasteleria Vienesa, C.A.	Venezuela

PCBL, LLC	United States

PCIL USA Indonesia (In liquidation)	Indonesia

PCNA Manufacturing, Inc.	United States

PCTI Puerto Rico, Inc.	Puerto Rico

PEI e Companhia	Portugal

Pei N.V.	Netherlands Antilles

Pep Trade Egypt LLC	Egypt

Pepsi B.V.	Netherlands

Pepsi Beverage (Nanchang) Company Limited	China

Pepsi Bottling Holdings, Inc.	United States

Pepsi Bugshan Investments SAE	Egypt

Pepsi Cola Colombia Ltda	Colombia

Pepsi Cola Egypt SAE	Egypt

Pepsi Cola Trading Ireland	Ireland

Pepsi Foods Private Limited	India

Pepsi Logistics Company, Inc.	United States

Pepsi Overseas (Investments) Partnership	Canada

Pepsi Promotions, Inc.	United States

Pepsi Solutions, Inc.	United States

Pepsi Srl	Italy

Pepsi-Cola (Bermuda) Limited	Bermuda

Pepsi-Cola (Thai) Trading Co., Ltd.	Thailand

Pepsi-Cola Advertising and Marketing, Inc.	United States

Pepsi-Cola Belgium S.a r.l.	Luxembourg

Pepsi-Cola Beverage (Guilin) Company Limited	China

Pepsi-Cola Bottlers Holding, C.V.	Netherlands

Pepsi-Cola Bottling Company Of St. Louis, Inc.	United States

Pepsi-Cola Company	United States

Pepsi-Cola de Honduras S.R.L.	Honduras

Pepsi-Cola East Africa Limited	United Kingdom

Pepsi-Cola Ecuador Cia. Ltda.	Ecuador

Pepsi-Cola Far East Trade Development Co., Inc.	Philippines

Pepsi-Cola Industrial da Amazonia Ltda.	Brazil

Pepsi-Cola Interamericana de Guatemala S.A.	Guatemala

Pepsi-Cola International (Cyprus) Limited	Cyprus

Pepsi-Cola International (PVT) Limited	Pakistan

Pepsi-Cola International Limited	Bermuda

Pepsi-Cola International Limited (U.S.A.)	United States

Pepsi-Cola International, Cork	Ireland

Pepsi-Cola Kft. Hungary	Hungary

Pepsi-Cola Korea, Co. Ltd.	Korea, Democratic People’s Republic of

Pepsi-Cola Maghreb	Morocco

Pepsi-Cola Mamulleri Limited Sirketi	Turkey

Pepsi-Cola Management and Administrative Services, Inc.	United States

Pepsi-Cola Manufacturing (Ireland)	Ireland

PEPSICO, INC. SUBSIDIARIES

NAME OF ENTITY	JURISDICTION

Pepsi-Cola Manufacturing (Mediterranean) Limited	Bermuda

Pepsi-Cola Manufacturing Company Of Uruguay S.R.L.	Uruguay

Pepsi-Cola Manufacturing International, Limited	Bermuda

Pepsi-Cola Marketing Corp. Of P.R., Inc.	Puerto Rico

Pepsi-Cola Mediterranean, Ltd.	United States

Pepsi-Cola Metropolitan Bottling Company, Inc.	United States

Pepsi-Cola Metropolitan, LLC	United States

Pepsi-Cola Mexicana Holdings LLC	United States

Pepsi-Cola Mexicana, S. de R.L. de C.V.	Mexico

Pepsi-Cola Operating Company Of Chesapeake And Indianapolis	United States

Pepsi-Cola Panamericana SCR Limitada	Peru

Pepsi-Cola Panamericana, LLC.	United States

Pepsi-Cola Panamericana, S.R.L.	Venezuela

Pepsi-Cola Sales and Distribution, Inc.	United States

Pepsi-Cola Technical Operations, Inc.	United States

Pepsi-Cola U.K. Limited	United Kingdom

Pepsi-Cola Ukraine	Ukraine

Pepsi/Lipton Tea Partnership	United States

PepsiAmericas, Inc.	United States

PepsiCo (China) Limited	China

PepsiCo (Gibraltar) Limited	Gibraltar

PepsiCo (Ireland)	Ireland

PepsiCo (Malaysia) SDN. BHD.	Malaysia

PepsiCo Alimentos Ecuador Cia. Ltda.	Ecuador

PepsiCo Alimentos Z.F., Ltda.	Colombia

PepsiCo Antilles Holdings N.V.	Netherlands Antilles

PepsiCo Australia Holdings Pty Ltd	Australia

PepsiCo Australia International Limited Partnership	Australia

PepsiCo Bebidas Brasil Holding Ltda.	Brazil

PepsiCo Beverages (Guangzhou) Limited	China

PepsiCo Beverages (Hong Kong) Limited	Hong Kong

PepsiCo Beverages International Limited	Nigeria

PepsiCo Beverages Italia Srl	Italy

PepsiCo Beverages Switzerland GmbH	Switzerland

PepsiCo Canada (Holdings) Co.	Canada

PepsiCo Canada Finance, LLC	United States

PepsiCo Canada ULC	Canada

PepsiCo Captive Holdings, Inc.	United States

PepsiCo Caribbean, Inc.	Puerto Rico

PepsiCo de Argentina S.R.L.	Argentina

PepsiCo de Mexico S. de R.L. de C.V.	Mexico

PepsiCo Del Paraguay S.R.L.	Paraguay

PepsiCo Deutschland GmbH	Germany

PepsiCo do Brasil Holdings Ltda.	Brazil

PepsiCo do Brasil Ltda.	Brazil

PepsiCo Eesti AS	Estonia

PepsiCo Euro Bermuda Limited	Bermuda

PEPSICO, INC. SUBSIDIARIES

NAME OF ENTITY	JURISDICTION

PepsiCo Euro Finance Antilles B.V.	Netherlands Antilles

PepsiCo Euro Finance Antilles N.V.	Netherlands Antilles

PepsiCo Europe Support Center, S.L.	Spain

PepsiCo Finance (Antilles A) N.V.	United States

PepsiCo Finance (Antilles B) N.V.	Netherlands Antilles

PepsiCo Finance (South Africa) (Proprietary) Limited	South Africa

PepsiCo Finance Europe Limited	United Kingdom

PepsiCo Finance Luxembourg	United Kingdom

PepsiCo Finance U.K.	United Kingdom

PepsiCo Financial Shared Services, Inc.	United States

PepsiCo Food & Beverage Holdings Hong Kong Limited	Hong Kong

PepsiCo Foods (China) Company Limited	China

PepsiCo Foods (Private) Limited	Pakistan

PepsiCo Foods and Beverages International Limited	United Kingdom

PepsiCo Foods Hellas	Greece

PepsiCo Foods International Holdings, Inc.	United States

PepsiCo Foods Taiwan Co., Ltd.	Taiwan, Province of China

PepsiCo Foreign Sales Corporation	Barbados

PepsiCo France SNC	France

PepsiCo Global Investment Holdings Limited	Ireland

PepsiCo Global Investments B.V.	Netherlands

PepsiCo Global Investments II BV	Netherlands

PepsiCo Global Investments S.a.r.l.	Luxembourg

PepsiCo Gulf International FZE	United Arab Emirates

PepsiCo Holbra Alimentos Ltda.	Brazil

PepsiCo Holdings	United Kingdom

PepsiCo Holdings Hong Kong Limited	Hong Kong

PepsiCo Iberia Manufacturing, S.L.	Spain

PepsiCo India Holdings Pvt. Ltd.	India

PepsiCo India Holdings, Inc.	United States

PepsiCo Internacional México, S. de R. L. de C. V.	Mexico

PepsiCo International Vietnam Company	Viet Nam

PepsiCo International Limited	United Kingdom

PepsiCo International Pte Ltd. (w.e.f. 01/04/2004)	Singapore

PepsiCo Investment (China) Ltd.	China

PepsiCo Investments (Europe) I B.V.	Netherlands

PepsiCo Investments Denmark Limited 1 ApS	Denmark

PepsiCo Ireland Food & Beverages	Ireland

PepsiCo Light BV	Netherlands

PepsiCo Management Services	France

PepsiCo Mauritius Holding Inc.	Mauritius

PepsiCo Max BV	Netherlands

PepsiCo New Zealand Holdings	New Zealand

PepsiCo Nordic Finland Oy	Finland

PepsiCo Nordic Norway AS	Norway

PepsiCo NZ Finance Antilles B.V.	Netherlands Antilles

PepsiCo One B.V.	Netherlands

PEPSICO, INC. SUBSIDIARIES

NAME OF ENTITY	JURISDICTION

PepsiCo Overseas Corporation	United States

PepsiCo Pacific Trading Company, Limited	Hong Kong

PepsiCo Panimex Inc	Mauritius

PepsiCo Pension Management Services, Ltd.	United States

PepsiCo Products B.V.	Netherlands

PepsiCo Property Management Limited	United Kingdom

PepsiCo Puerto Rico, Inc.	United States

PepsiCo Russia (Bermuda) Limited	Bermuda

PepsiCo Sales, Inc.	United States

PepsiCo Services Asia Ltd.	Thailand

PepsiCo Services International Inc.	United States

PepsiCo Snacks France SASU	France

PepsiCo Sterling Finance Antilles B.V.	Netherlands Antilles

PepsiCo Trading (Guangzhou) Company	China

PepsiCo Twist B.V.	Netherlands

PepsiCo UK Pension Plan Trustee Limited	United Kingdom

PepsiCo UK Pension Trust Limited	United Kingdom

PepsiCo World Trading Company, Inc.	United States

Pete & Johnny Limited	United Kingdom

PFI Italia s.r.l.	Italy

PIE Holdings Limited	Ireland

Pine International Limited	Cayman Islands

Pine International LLC	United States

Planters U.K. Limited	United Kingdom

PlayCo, Inc.	United States

Polis S.R.L.	Italy

PR Beverages Limited	Ireland

Prestwick Inc.	United States

Productos Gatorade de Mexico, S. de R.L. de C.V.	Mexico

PRS, Inc.	United States

PSE Logistica S.R.L.	Argentina

PT Gatorade Indonesia (In liquidation)	Indonesia

PT Quaker Indonesia	Indonesia

Punch N.V.	Netherlands Antilles

Punica Getranke GmbH	Germany

QBU Marketing Services, S. de R.L. de C.V.	Mexico

QBU Trading Company, S. de R.L. de C.V.	Mexico

QFL OHQ Sdn. Bhd.	Malaysia

QTG Development, Inc.	United States

QTG Services, Inc.	United States

Quaker Beverages Italia S.p.A	Italy

Quaker Cereals Limited	United Kingdom

Quaker Development B.V.	Netherlands

Quaker European Beverages, LLC	United States

Quaker European Investments B.V.	Netherlands

Quaker Foods	United Kingdom

PEPSICO, INC. SUBSIDIARIES

NAME OF ENTITY	JURISDICTION

Quaker Global Investments B.V.	Netherlands

Quaker Holdings (UK) Limited	United Kingdom

Quaker Manufacturing, LLC	United States

Quaker Mexico Holdings, LLC	United States

Quaker Oats Asia, Inc.	United States

Quaker Oats Australia Pty., Ltd.	Australia

Quaker Oats B.V.	Netherlands

Quaker Oats Capital Corporation	United States

Quaker Oats Europe LLC	United States

Quaker Oats Europe, Inc.	United States

Quaker Oats Japan, Ltd.	Japan

Quaker Oats Limited	United Kingdom

Quaker Peru S.R.L.	Peru

Quaker Sales & Distribution, Inc.	United States

Quaker Trading Limited	United Kingdom

Red Maple LLC	United States

Rolling Frito-Lay Sales, LP	United States

S.C. Star Foods E.M. S.R.L.	Romania

Sabritas, LLC	United States

Sabritas, S. de R.L. de C.V.	Mexico

Sakata Rice Snacks Australia Pty Ltd.	Australia

Sandora Holdings B.V.,	Netherlands

Seepoint Holdings Ltd.	Cyprus

Senrab	Ireland

Servicios Chipiga, S. de R.L. de C.V.	Mexico

Servicios Harinera Monterrey, S.A. de C.V.	Mexico

Servicios Operativos Gatorade de Mexico, S. de R.L. de C.V.	Mexico

Seven-Up Asia, Inc.	United States

Seven-Up Europe Limited	United Kingdom

Seven-Up Great Britain, Inc.	United States

Seven-Up Ireland	Ireland

Seven-Up Light BV	Netherlands

Seven-Up Nederland B.V.	Netherlands

Shanghai PepsiCo Snacks Company Limited	China

Shenyang Pepsi-Cola Beverages Company Limited	China

Shenzhen Pepsi-Cola Beverage Company Limited	China

Shoebill, LLC	United States

Sichuan Pepsi-Cola Beverage Company Limited	China

SIH International LLC	United States

Simba (Proprietary) Limited	South Africa

Smartfoods, Inc.	United States

Smiths Crisps Limited	United Kingdom

Smiths Food Group B.V.	Netherlands

Snack Food Holdings C.V.	Netherlands

Snack Food Investments GmbH	Switzerland

Snack Food Investments II GmbH	Switzerland

Snack Food Investments Limited	Bermuda

PEPSICO, INC. SUBSIDIARIES

NAME OF ENTITY	JURISDICTION

Snack Food-Beverage Asia Products Limited	Hong Kong

Snack Foods Belgium BVBA	Belgium

Snack Ventures Europe SCA	Belgium

Snack Ventures Inversiones, S.L.	Spain

Snacks America Latina Peru S.R.L.	Peru

Snacks America Latina S.R.L.	Peru

Snacks Guatemala, Ltd.	Bermuda

Snacks Ventures S.A.	Spain

SoBe Operating Corp., Inc.	United States

South Beach Beverage Company, Inc.	United States

Sportmex Internacional, S.A. de C.V.	Mexico

Spruce Limited	Cayman Islands

Stacy’s Pita Chip Company, Incorporated	United States

Star Foods Bulgaria EOOD	Bulgaria

Stokely-Van Camp, Inc.	United States

Sun Foods Inc.	United States

SVC Logistics, Inc.	United States

SVC Manufacturing, Inc.	United States

SVE Russia Holdings GmbH	Germany

Tastes of Adventures Pty. Ltd.	Australia

Tasty Foods S.A.	Greece

TFL Holdings, Inc.	United States

The Concentrate Manufacturing Company Of Ireland	Ireland

The Gatorade Company	United States

The Gatorade Company of Australia Pty Limited	Australia

The Original Pretzel Company Pty. Ltd.	Australia

The Quaker Oats Company	United States

The Radical Fruit Company New York	Ireland

The Smith’s Snackfood Company Limited	Australia

Tianjin Pepsi-Cola Beverage Company Limited	China

Tobago Snack Holdings, LLC	United States

Tropicana Alvalle S.L.	Spain

Tropicana Beverages Greater China Limited	Hong Kong

Tropicana Beverages Ltd.	Hong Kong

Tropicana Europe NV	Belgium

Tropicana Europe SA	France

Tropicana Looza Benelux BVBA	Belgium

Tropicana Manufacturing Company, Inc.	United States

Tropicana Products Sales, Inc.	United States

Tropicana Products, Inc.	United States

Tropicana Services, Inc.	United States

Tropicana Transportation Corp.	United States

Tropicana United Kingdom Limited	United Kingdom

Twisties Australia One Pty Limited	Australia

Twisties Australia Two Pty Limited	Australia

United Foods Company S.A.	Brazil

Valores Bermuda S.R.L.	Venezuela

PEPSICO, INC. SUBSIDIARIES

NAME OF ENTITY	JURISDICTION

Valores Mapumar	Venezuela

Veurne Snackfoods BVBA	Belgium

Vitamin Brands Ltd.	United Kingdom

Walkers Crisps Limited	United Kingdom

Walkers Group Limited	United Kingdom

Walkers Snack Foods Limited	United Kingdom

Walkers Snack Services Limited	United Kingdom

Walkers Snacks (Distribution) Limited	United Kingdom

Walkers Snacks Limited	United Kingdom

Wotsits Brands Limited	United Kingdom

Xi’an Pepsi-Cola Beverage Company Limited	China

Zhanjiang Pepsi-Cola Beverage Company Limited	China